As filed with the Securities and Exchange Commission on October 20, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 20, 2010
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.
     On October 20, 2010, Bank of America Corporation (the “Company”) registered up to an aggregate of 50,354,545 shares of the Company’s common stock, $0.01 par value (the “Shares’), under the Company’s Registration Statement on Form S-3, Registration No. 333-158663 (the “Registration Statement”) and Prospectus dated April 20, 2009, filed with the Securities and Exchange Commission (the “Commission”), as supplemented by the Prospectus Supplement dated October 20, 2010 with respect to the registration for resale of 31,254,545 Shares and the Prospectus Supplement dated October 20, 2010 with respect to the registration for resale of 19,100,000 Shares (collectively, the “Prospectus Supplements”), filed with the Commission, for the resale of the Shares by the selling stockholders named in the Prospectus Supplements.
     Attached hereto, and incorporated by reference to the Registration Statement as Exhibit 5.1, is the opinion of McGuireWoods LLP relating to the legality of the Shares.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
5.1	Opinion of McGuireWoods LLP dated October 20, 2010, regarding the legality of the Shares.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: October 20, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
5.1	Opinion of McGuireWoods LLP dated October 20, 2010, regarding the legality of the Shares.